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              PUTNAM CAPITAL MANAGER TRUST SEPARATE ACCOUNT
                     HARTFORD LIFE INSURANCE COMPANY



   SUPPLEMENT DATED OCTOBER 20, 1995 TO THE PUTNAM CAPITAL MANAGER TRUST
                  PROSPECTUS DATED MAY 1, 1995



The subsection entitled "The Company" should read as follows:


                             THE COMPANY


Hartford Life Insurance Company ("HL") was originally incorporated under the laws of Massachusetts on June 5, 1902. It was subsequently redomiciled to Connecticut. It is a stock life insurance company engaged in the business of writing health and life insurance, both ordinary and group, in all states of the United States and the District of Columbia. The offices of HL are located in Simsbury, Connecticut; however, its mailing address is P.O. Box 5085, Hartford, CT 06102-5085, Attn: Individual Annuity Operations. HL is ultimately 100% owned by Hartford Fire Insurance Company, one of the largest multiple lines insurance carriers in the United States. Hartford Fire Insurance
Company is a subsidiary of ITT Corporation.

Hartford Life Insurance Company is rated A+ (superior) by A.M. Best and Company, Inc. on the basis of its financial soundness and operating performance. Hartford Life Insurance Company has an AA+ rating from both Standard and Poor's and Duff and Phelps on the basis of its claims-paying ability.

These ratings do not apply to the performance of the Separate Account. However, the Contractual obligations under this variable annuity are the general corporate obligations of HL. These ratings do apply to HL's ability to meet its insurance obligations under the Contract.










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